UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2018

FIRST WESTERN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 16th Street, Suite 1200 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-8100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒                                  Emerging growth company

☒                                  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02                                           Unregistered Sales of Equity Securities.

On September 10, 2018, First Western Financial, Inc. (the “Company”) issued an aggregate of 128,978 shares of its common stock, no par value (“Common Stock”), pursuant to the make whole rights (“Make Whole Rights”) held by certain of the Company’s Common Stock holders pursuant to Investor Agreements (the “Investor Agreements”) between the Company and such Common Stock holders that were previously entered into in connection with the conversion of Series D preferred stock into Common Stock and the Company’s private placement conducted from August 2017 to February 2018.  The terms of the Investor Agreements entitled the holders of such Make Whole Rights to, among other things, receive additional shares of Common Stock (referred to as “Make Whole Shares”) following the consummation of the Company’s initial public offering if the 10-day volume weighted average price for the Common Stock commencing on the trading day that was 20 business days following the effective date of the initial public offering (referred to as the “Reference Price”) was less than $31.35. If the Reference Price was less than $31.35, for each share of Common Stock with Make Whole Rights the Company was required to issue a number of Make Whole Shares equal to the quotient of $31.35 divided by the Reference Price, minus one; provided, however, that the number of shares issued was capped at 0.5 Make Whole Shares per share of Common Stock with a Make Whole Right. The Reference Price for the Common Stock for the period from August 15, 2018 through August 28, 2018 was $17.5627.  As a result, an aggregate of 128,978 Make Whole Shares were issued pursuant to Make Whole Rights.  No additional shares of Common Stock are issuable pursuant to Make Whole Rights.

The Company’s issuance of the Make Whole Shares was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

4.1

Form of Investor Agreement, by and among First Western Financial, Inc. and certain of its shareholders (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-1 filed on June 19, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: September 12, 2018	By:	/s/ Scott C. Wylie
Scott C. Wylie
Chairman, Chief Executive Officer and President